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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):    January 15, 2002

                            ELECTRIC FUEL CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                   0-23336               95-4302784
 (State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)             File Number)          Identification No.)

                632 Broadway, Suite 301, New York, New York 10012
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 529-9200

          (Former name or former address, if changed since last report)

                               Page 1 of 14 pages
                         Exhibit Index appears on page 4


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Item 5.   Other Events

     On January 18, 2002 we will issue and sell to Grenville Finance Ltd., for an aggregate purchase price of $750,000, 441,176 shares of our common stock, $.01 par value per share, at a purchase price per share of $1.70.

     In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-63514), which Registration Statement was declared effective by the Commission on July 20, 2001, and which Registration Statement contains our prospectus dated July 20, 2001, as supplemented by our prospectus supplement dated January 15, 2002, we are filing the opinion of Harris Beach LLP as Exhibit 5.1 to the Registration Statement.

     The opinion of Harris Beach LLP filed as Exhibit 5.1 herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated January 15, 2002.

     Following the offering described above, Electric Fuel will have 28,945,310 shares of common stock outstanding, compared to 28,504,134 shares before the offering.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

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  Exhibit Number    Description
  --------------    -----------
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  4.1               Stock Purchase Agreement dated as of January 11, 2002
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  5.1               Legal Opinion of Harris Beach LLP
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 23.3               Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)
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                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ELECTRIC FUEL CORPORATION
                                                      (Registrant)

                                   By:          /s/ Robert S. Ehrlich
                                        --------------------------------------
                                        Name:   Robert S. Ehrlich
                                        Title:  Chairman of the Board and
                                                Chief Financial Officer


Dated: January 15, 2002


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                                  EXHIBIT INDEX

     The following exhibits are filed with the Current Report on Form 8-K.

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  Exhibit Number     Description
  --------------     -----------
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  4.1                Stock Purchase Agreement dated as of January 11, 2002
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  5.1                Legal Opinion of Harris Beach LLP
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 23.3                Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)
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